Exhibit 99.1

Contact:
MicroStrategy Incorporated
Investor Relations ir@microstrategy.com
(703) 848-8600

MicroStrategy Announces

Second Quarter 2009 Financial Results

Diluted Earnings Per Share of $0.81

MCLEAN, Va., July 30, 2009 - MicroStrategy® Incorporated (NASDAQ: MSTR), a leading worldwide provider of business intelligence software, today announced financial results for the three-month period ended June 30, 2009 (the second quarter of its 2009 fiscal year).

Second quarter 2009 revenues were $87.8 million versus $88.9 million for the second quarter of 2008. Product licenses revenues for the second quarter of 2009 were $20.5 million versus $21.1 million for the second quarter of 2008. Product support and other services revenues for MicroStrategy’s core business intelligence (BI) business in the second quarter of 2009 were $64.1 million versus $65.1 million for the second quarter of 2008. Operating expenses for the second quarter of 2009 were $55.3 million versus $57.7 million for the second quarter of 2008.

Income from continuing operations before financing and other income and income taxes for the second quarter of 2009 was $16.5 million, or 19% of revenue, versus $15.1 million, or 17% of revenue, for the second quarter of 2008. Net income for the second quarter of 2009 was $10.0 million, or $0.81 per share on a diluted basis, compared to $8.1 million, or $0.66 per share on a diluted basis, for the second quarter of 2008.

For the second quarter of 2009, MicroStrategy’s effective tax rate on income from continuing operations was 34% compared to 49% for the second quarter of 2008. The higher effective tax rate in 2008 was primarily the result of an adjustment that was made to the Company’s deferred tax asset for state net operating losses and, to a lesser extent, net losses in certain foreign subsidiaries for which the Company was not able to recognize a tax benefit for financial reporting purposes in the second quarter of 2008.

As of June 30, 2009, MicroStrategy had cash and cash equivalents of approximately $176.2 million versus $122.9 million as of December 31, 2008, an increase of $53.3 million. As of June 30, 2009, MicroStrategy had 9,128,789 shares of class A common stock and 2,770,244 shares of class B common stock outstanding.

New Customers and New Deals with Existing Customers in Q2 2009 Included:

Bayer HealthCare Pharmaceuticals; Bell Canada; Burlington Coat Factory; Cingular Wireless; Citigroup Fund Services Canada, Inc.; Cryptologic, Inc.; CSC Holdings; Danier Leather Inc.; Doctor’s Associates,

Inc.; Emory Healthcare, Inc.; Family Dollar, Inc.; Fannie Mae; Freddie Mac; Genworth Financial Mortgage Insurance Company Canada; Heartland Payment Systems; Herbalife International of America, Inc.; Interstate Batteries; Jabil Circuit Inc.; La Capitale Assurances Generales; LinkedIn Corporation; McDonald’s Corporation; Mercury Insurance Company; Meredith Corporation; National Institutes of Health (NIH); Netflix; Nu Skin Enterprises, Inc.; Paramount Pictures Corporation; Petco Animal Supplies, Inc.; Ross Stores, Inc.; Saint Elizabeth Health Care; Silverton Casino, LLC; Sony Media Software and Services; The Sherwin-Williams Company; Time Warner Cable; Toys R Us, Inc.; Tuesday Morning Inc.; University of Miami; U.S. Department of Defense; U.S. House of Representatives; U.S. Department of Education; U.S. Department of Energy; Wilbur-Ellis Company; Wyeth Consumer Healthcare (f/k/a Whitehall-Robins)

Examples of Customer Deals from Q2 2009:

Burlington Coat Factory Warehouse Corporation

Burlington Coat Factory Warehouse Corporation, a nationally recognized retailer with 433 stores in 44 states, has expanded its base of MicroStrategy licenses utilized for merchandising reporting and analytics. Burlington Coat Factory uses MicroStrategy for reporting and analysis on merchandising metrics. MicroStrategy teamed with QuantiSense to provide dashboards and reporting for Burlington Coat Factory with an end-to-end solution for their merchandising business intelligence requirements.

Heartland Payment Systems

Heartland Payment Systems is the nation’s fifth largest payments processor, providing card processing, payroll, check management, and other payments solutions. A new MicroStrategy customer, Heartland selected MicroStrategy to enhance reporting and analysis capabilities for its merchants, giving them greater insights into their businesses. After conducting an extensive evaluation of BI products, MicroStrategy was selected because of its integrated platform, scalability for large volumes of data, and easy-to-use reporting capabilities for Heartland’s diverse user population.

Saint Elizabeth Health Care

Saint Elizabeth Health Care (SEHC) recently deployed MicroStrategy to provide employees with the information they need and the tools required to use information to make better decisions. With additional software licenses, SEHC will rely on MicroStrategy’s Dynamic Enterprise Dashboards and reporting capabilities to monitor key performance indicators tied to the organization’s corporate strategies. MicroStrategy’s dashboards and reports will provide vital insights that can help SEHC to enhance decision making and operational performance. SEHC is a Canadian not-for-profit charitable organization with a team of approximately 4,000 health professionals that deliver 3.8 million home care visits annually.

The University of Miami

The University of Miami recently expanded its use of MicroStrategy to gain greater insight into its academic environment and student population. End users across the various schools and colleges are able to access 12 BI applications, and rely on intuitive reports to examine current student reporting, fundraising, equality administration, financial aid, human resources, purchasing, student admissions, and student employment information. MicroStrategy provides reports relating to the current student body and application pool to help University of Miami users make important decisions on admissions acceptances and enrollment questions.

MicroStrategy Reporting Suite Announced:

In the second quarter of 2009, MicroStrategy announced a free reporting software package for departmental BI applications. MicroStrategy Reporting Suite enables companies to use MicroStrategy’s integrated BI platform to develop and deploy premium, Web-based reporting applications, at no cost. MicroStrategy has eliminated cost and time impediments for departments and workgroups to initiate new reporting applications. Business users can simply visit the MicroStrategy Reporting Suite Web site, www.microstrategy.com/freereportingsoftware, download the free software, and begin building their reporting applications, all in the same day.

MicroStrategy’s easy-to-use reporting software enables business users to quickly create the reports they need to gain critical insights into business data and make timely, analytically-based decisions. Users can view data in detailed tabular grid reports, graph data to analyze information quickly, drill-down to investigate root causes, make ad hoc queries, manage business performance with arithmetic and statistical metrics, and export data to Excel and PDF. When reporting requirements expand, companies can purchase licenses for more advanced report presentation, more interactivity, and additional BI users.

MicroStrategy Reporting Suite gives companies an easy entry point for initiating small, departmental reporting applications, along with a seamless path to build and expand BI deployments without creating independent silos of BI. Some departmental reporting tools create individual islands of BI that cannot be integrated into the larger BI system, resulting in inconsistent data and undermining the system’s credibility. With MicroStrategy, organizations can efficiently merge departmental applications into a cohesive BI environment to ensure data consistency across the enterprise.

The MicroStrategy Reporting Suite includes the following:

•	Up to 100 named user licenses of the MicroStrategy Reporting Suite: MicroStrategy Intelligence Server and MicroStrategy Web Reporter – with a 1 CPU limit

•	Two named user licenses of development software: MicroStrategy Desktop and MicroStrategy Architect

•

Two named user licenses of many of MicroStrategy’s most popular products and services: MicroStrategy Web Analyst and Professional, MicroStrategy Mobile, MicroStrategy Office, MicroStrategy Report Services, MicroStrategy Distribution Services, and MicroStrategy OLAP Services

•	Free online support, which includes access to MicroStrategy’s extensive online searchable knowledge repository, online community forum, video guides, and online education

•	Free e-mail support for 60 days for two named support liaisons to interact one-on-one with MicroStrategy Technical Support representatives via e-mail

•	A Quick Start Guide and access to product documentation

To learn more, visit www.microstrategy.com/freereportingsoftware.

MicroStrategy Announces Availability of BI Reports and Dashboards on the Amazon Kindle DX:

MicroStrategy-based grid reports, graph reports, operational reports, scorecards, and dashboards can be stored and viewed on the Kindle DX in PDF format for enhanced productivity while out of the office. The Kindle DX’s large screen enables users to review and analyze detailed business data, ranging from a complex financial performance dashboard to a 100-page operational report. Users can also easily share reports and dashboards with others during business meetings.

By storing business intelligence reports on the Kindle DX, users no longer need to print out and carry stacks of reports with them when they travel. The large memory capacity of the Kindle DX, with more than 3GB of usable storage, enables users to store tens of thousands of BI reports and dashboards. Users simply archive the reports after viewing them and retrieve the reports when needed.

MicroStrategy reports can be sent via e-mail to the Kindle DX, enabling users to monitor business performance while away from the office. With MicroStrategy, Kindle DX users can receive reports on a scheduled basis, and set up e-mail alerts triggered by important business indicators that inform them of time-sensitive issues. Users can also download business reports and documents directly to the Kindle DX at their convenience.

First BI Platform Vendor to Support the New Data Mining Standard, PMML 4.0:

MicroStrategy has enhanced its predictive analytics capabilities with support for the newest version of the data mining industry’s leading standard, PMML 4.0. The Predictive Model Markup Language (PMML) standard is developed by Data Mining Group (DMG), an independent consortium of over two dozen leading technology companies, including MicroStrategy. The PMML standard describes how predictive models work and it makes the models easy to share across the organization for improved decision-making.

Data mining is an organic part of the MicroStrategy architecture that enables users to discover hidden patterns and predictive information in the data through standard enterprise reports and dashboards. While BI provides deep insight into historical data, data mining uses this information to help companies forecast future events. With MicroStrategy, users can easily deploy complex data mining models and include the results of these models in a variety of BI applications, such as call center analyses, customer relationship management, and financial budgeting and forecasting.

An active member of DMG since 2004, MicroStrategy has provided guidance and leadership in developing the PMML standard and continues to maintain its support for open platform standards, cross-vendor interoperability, and high data integrity. Along with existing data mining models, MicroStrategy 9 includes new capabilities, such as the Time Series model, which is used to forecast results along a given timeline, and the Association Rules model, which is helpful for discovering relationships in databases and recommending products that customers are most likely to purchase.

MicroStrategy Hosts Informational Events in India:

During July 2009, MicroStrategy is hosting a series of informational events in seven cities in India. The events will provide an overview of MicroStrategy’s latest software release, MicroStrategy 9, and how it can help companies improve decision-making, increase productivity, streamline operations, and enhance business performance. Nine dinner events will be held between July 14, 2009 and July 31, 2009.

About MicroStrategy Incorporated

Founded in 1989, MicroStrategy is a global leader in business intelligence (BI) technology. MicroStrategy provides integrated reporting, analysis, and monitoring software that helps leading organizations worldwide make better business decisions every day. Companies choose MicroStrategy for its advanced technical capabilities, sophisticated analytics, and superior data and user scalability. More information about MicroStrategy (NASDAQ: MSTR) is available at www.microstrategy.com.

MicroStrategy, MicroStrategy 9, MicroStrategy Report Services, MicroStrategy Dynamic Enterprise Dashboards, MicroStrategy Reporting Suite, MicroStrategy Intelligence Server, MicroStrategy Business Intelligence Platform, MicroStrategy Architect, MicroStrategy Web, MicroStrategy OLAP Provider, MicroStrategy Office, MicroStrategy Mobile, and MicroStrategy Distribution Services are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

This press release may include statements that may constitute “forward-looking statements,” including estimates of future business prospects or financial results and statements containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated and its subsidiaries (collectively, the “Company”) to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the ability of the Company to implement and achieve widespread customer acceptance of its MicroStrategy 9 software on a timely basis; the Company’s ability to recognize deferred revenue through delivery of products or satisfactory performance of services; continued acceptance of the Company’s products in the marketplace; the timing of significant orders; delays in the

Company’s ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions, including significant downturns in industries, including the financial services and retail industries, in which we have a significant number of customers; currency fluctuations; and other risks detailed in the Company’s registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues
Product licenses	$20,483	$21,052	$37,454	$43,179
Product support and other services	67,276	67,804	130,546	131,581

Total revenues	87,759	88,856	168,000	174,760

Cost of Revenues
Product licenses	1,980	461	2,576	1,020
Product support and other services	13,957	15,648	28,022	29,594

Total cost of revenues	15,937	16,109	30,598	30,614

Gross profit	71,822	72,747	137,402	144,146

Operating Expenses
Sales and marketing	31,357	34,484	61,887	64,172
Research and development	11,168	8,203	19,007	18,527
General and administrative	12,800	15,001	27,144	32,311

Total operating expenses	55,325	57,688	108,038	115,010

Income from continuing operations before financing and other income and income taxes	16,497	15,059	29,364	29,136

Financing and Other (Expense) Income
Interest income, net	251	660	395	1,458
Other expense, net	(1,740)	(102)	(1,204)	(963)

Total financing and other (expense) income	(1,489)	558	(809)	495

Income from continuing operations before income taxes	15,008	15,617	28,555	29,631
Provision for income taxes	5,056	7,719	9,943	12,772

Income from continuing operations	9,952	7,898	18,612	16,859

Discontinued operations:
Gain from sale of discontinued operations, net of tax provision ($69 and $11,190, respectively)	15	—	14,437	—
Income (loss) from discontinued operations, net of tax provision (benefit) ($0 and $197, for the three months ended, respectively, and ($54) and $123 for the six months ended, respectively)	—	228	(107)	(435)

Discontinued operations, net of tax	15	228	14,330	(435)

Net Income	$9,967	$8,126	$32,942	$16,424

Basic earnings (loss) per share (1):
From continuing operations	$0.84	$0.66	$1.57	$1.42
From discontinued operations	$—	$0.02	$1.20	$(0.04)

Basic earnings per share	$0.84	$0.68	$2.77	$1.38

Weighted average shares outstanding used in computing basic earnings per share	11,895	11,870	11,893	11,897

Diluted earnings (loss) per share (1):
From continuing operations	$0.81	$0.64	$1.52	$1.36
From discontinued operations	$—	$0.02	$1.17	$(0.03)

Diluted earnings per share	$0.81	$0.66	$2.69	$1.33

Weighted average shares outstanding used in computing diluted earnings per share	12,256	12,324	12,237	12,351

(1)	Basic and fully diluted earnings per share for class A and class B common stock are the same

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Core BI Business		Angel.com		Consolidated
	Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,
	2009	2008	2009	2008	2009	2008

Revenues
Product licenses	$20,483	$21,052	$—	$—	$20,483	$21,052
Product support and other services	64,118	65,064	—	—	64,118	65,064
Angel.com telephony services	—	—	3,158	2,740	3,158	2,740

Total revenues	84,601	86,116	3,158	2,740	87,759	88,856

Cost of Revenues
Product licenses	1,980	461	—	—	1,980	461
Product support and other services	12,705	15,208	—	—	12,705	15,208
Angel.com telephony services	—	—	1,252	440	1,252	440

Total cost of revenues	14,685	15,669	1,252	440	15,937	16,109

Gross profit	69,916	70,447	1,906	2,300	71,822	72,747

Operating Expenses
Sales and marketing	30,289	32,063	1,068	2,421	31,357	34,484
Research and development	10,312	7,259	856	944	11,168	8,203
General and administrative	12,353	14,911	447	90 (a)	12,800	15,001

Total operating expenses	52,954	54,233	2,371	3,455	55,325	57,688

Income (loss) from continuing operations before financing and other income and income taxes	16,962	16,214	(465)	(1,155)	16,497	15,059

Financing and Other (Expense) Income
Interest income, net	251	660	—	—	251	660
Other expense, net	(1,740)	(102)	—	—	(1,740)	(102)

Total financing and other (expense) income	(1,489)	558	—	—	(1,489)	558

Income (loss) from continuing operations before income taxes	$15,473	$16,772	$(465)	$(1,155)	$15,008	$15,617
Provision for income taxes					5,056	7,719

Income from continuing operations					9,952	7,898

Discontinued operations:
Gain from sale of discontinued operations, net of tax					15	—
Income from discontinued operations, net of tax					—	228

Discontinued operations, net of tax					15	228

Net income					$9,967	$8,126

Basic earnings per share:
From continuing operations					$0.84	$0.66
From discontinued operations					$—	$0.02

Basic earnings per share					$0.84	$0.68

Diluted earnings per share:
From continuing operations					$0.81	$0.64
From discontinued operations					$—	$0.02

Diluted earnings per share					$0.81	$0.66

Basic weighted average shares outstanding					11,895	11,870

Diluted weighted average shares outstanding					12,256	12,324

(a)	An insignificant amount of general and administrative services is provided to the Angel.com business unit by MicroStrategy’s core business operations.

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Core BI Business		Angel.com		Consolidated
	Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008	2009	2008

Revenues
Product licenses	$37,454	$43,179	$—	$—	$37,454	$43,179
Product support and other services	124,730	126,476	—	—	124,730	126,476
Angel.com telephony services	—	—	5,816	5,105	5,816	5,105

Total revenues	162,184	169,655	5,816	5,105	168,000	174,760

Cost of Revenues
Product licenses	2,576	1,020	—	—	2,576	1,020
Product support and services revenues	25,732	28,694	—	—	25,732	28,694
Angel.com telephony services	—	—	2,290	900	2,290	900

Total cost of revenues	28,308	29,714	2,290	900	30,598	30,614

Gross profit	133,876	139,941	3,526	4,205	137,402	144,146

Operating Expenses
Sales and marketing	59,648	60,195	2,239	3,977	61,887	64,172
Research and development	17,139	16,995	1,868	1,532	19,007	18,527
General and administrative	26,260	32,161	884	150 (a)	27,144	32,311

Total operating expenses	103,047	109,351	4,991	5,659	108,038	115,010

Income (loss) from continuing operations before financing and other income and income taxes	30,829	30,590	(1,465)	(1,454)	29,364	29,136

Financing and Other (Expense) Income
Interest income, net	395	1,458	—	—	395	1,458
Other expense, net	(1,204)	(963)	—	—	(1,204)	(963)

Total financing and other (expense) income	(809)	495	—	—	(809)	495

Income (loss) from continuing operations before income taxes	$30,020	$31,085	$(1,465)	$(1,454)	$28,555	$29,631
Provision for income taxes					9,943	12,772

Income from continuing operations					18,612	16,859

Discontinued operations:
Gain from sale of discontinued operations, net of tax					14,437	—
Loss from discontinued operations, net of tax					(107)	(435)

Discontinued operations, net of tax					14,330	(435)

Net income					$32,942	$16,424

Basic earnings (loss) per share:
From continuing operations					$1.57	$1.42
From discontinued operations					$1.20	$(0.04)

Basic earnings per share					$2.77	$1.38

Diluted earnings (loss) per share:
From continuing operations					$1.52	$1.36
From discontinued operations					$1.17	$(0.03)

Diluted earnings per share					$2.69	$1.33

Basic weighted average shares outstanding					11,893	11,897

Diluted weighted average shares outstanding					12,237	12,351

(a)	An insignificant amount of general and administrative services is provided to the Angel.com business unit by MicroStrategy’s core business operations.

MICROSTRATEGY INCORPORATED

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	June 30, 2009	December 31, 2008
	(unaudited)	(audited)
Assets
Current assets
Cash and cash equivalents	$176,167	$122,915
Restricted cash and investments	1,523	619
Accounts receivable, net	41,604	49,670
Prepaid expenses and other current assets	8,053	9,518
Deferred tax assets, net	15,975	26,743
Assets held-for-sale	—	4,964

Total current assets	243,322	214,429

Property and equipment, net	7,799	8,978
Capitalized software development cost, net	16,890	14,823
Deposits and other assets	35,518	36,804
Deferred tax assets, net	10,737	17,105

Total Assets	$314,266	$292,139

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$21,708	$27,697
Accrued compensation and employee benefits	33,284	42,634
Deferred revenue and advance payments	75,258	66,495
Deferred tax liabilities	524	—
Liabilities held-for-sale	—	6,325

Total current liabilities	130,774	143,151

Deferred revenue and advance payments	3,013	1,679
Other long-term liabilities	9,744	9,268

Total Liabilities	143,531	154,098

Stockholders’ Equity
Preferred stock undesignated, $0.001 par value; 5,000 shares authorized; no shares issued or outstanding	—	—
Class A common stock, $0.001 par value; 330,000 shares authorized;
14,176 shares issued and 9,129 shares outstanding, and 14,167 shares issued and 9,120 shares outstanding, respectively	14	14
Class B common stock, $0.001 par value; 165,000 shares authorized;
2,770 issued and outstanding	3	3
Additional paid-in capital	451,162	450,953
Treasury stock, at cost; 5,047 shares	(366,191)	(366,191)
Accumulated other comprehensive income	1,014	1,471
Retained earnings	84,733	51,791

Total Stockholders’ Equity	170,735	138,041

Total Liabilities and Stockholders’ Equity	$314,266	$292,139

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2009	2008
Operating activities:
Net income	$32,942	$16,424
Plus: (Income) loss from discontinued operations, net	(14,330)	435

Income from continuing operations	18,612	16,859
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,761	3,102
Bad debt expense	484	561
Deferred taxes	7,917	8,539
Stock-based compensation	—	45
Excess tax benefits from stock-based payment arrangements	—	(178)
Other, net	(9)	32
Changes in operating assets and liabilities:
Accounts receivable	6,485	10,656
Prepaid expenses and other current assets	1,495	(1,142)
Deposits and other assets	137	(334)
Accounts payable and accrued expenses, compensation and employee benefits	(15,777)	(6,091)
Deferred revenue and advance payments	9,692	8,345
Other long-term liabilities	464	1,198

Net cash provided by operating activities from continuing operations	34,261	41,592
Net cash (used in) provided by operating activities from discontinued operations	(472)	472

Net cash provided by operating activities	33,789	42,064

Investing activities:
Purchases of property and equipment	(1,362)	(1,770)
Capitalized software development costs	(4,218)	(2,862)
Decrease in restricted cash and investments	238	758

Net cash used in investing activities from continuing operations	(5,342)	(3,874)
Net cash provided by (used in) investing activities from discontinued operations	24,546	(84)

Net cash provided by (used in) investing activities	19,204	(3,958)

Financing activities:
Distribution to Alarm.com minority shareholders	(60)	—
Proceeds from sale of class A common stock under exercise of employee stock options	261	1,986
Excess tax benefits from stock-based payment arrangements	—	178
Purchases of treasury stock	—	(8,387)

Net cash provided by (used in) financing activities from continuing operations	201	(6,223)
Net cash provided by financing activities from discontinued operations	—	—

Net cash provided by (used in) financing activities	201	(6,223)
Effect of foreign exchange rate changes on cash and cash equivalents	58	2,526

Net increase in cash and cash equivalents from continuing operations	53,252	34,409
Cash and cash equivalents, beginning of period	122,915	85,194

Cash and cash equivalents, end of period	$176,167	$119,603